UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc.
              Mercury Master Pan-European Growth Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Pan-European Growth Fund of Mercury Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/03

Date of reporting period: 06/01/02 - 05/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
May 31, 2003

Merrill Lynch
Pan-European
Growth Fund

www.mlim.ml.com

                     MERRILL LYNCH PAN-EUROPEAN GROWTH FUND

Portfolio
Information as of
May 31, 2003
(unaudited)

                                                                     Percent of
Ten Largest Equity Holdings                                          Net Assets
Vodafone Group PLC ................................................      4.6%
Shell Transport & Trading Company .................................      3.8
GlaxoSmithKline PLC ...............................................      3.5
HSBC Holdings PLC .................................................      3.5
Royal Bank of Scotland Group PLC ..................................      3.5
Nokia Oyj (Series A) ..............................................      3.2
Roche Holding AG ..................................................      3.2
TotalFinaElf SA ...................................................      3.1
BP Amoco PLC ......................................................      3.1
Novartis AG (Registered Shares) ...................................      3.0

                                                                     Percent of
Five Largest Industries*                                             Net Assets
Commercial Banks ..................................................     17.1%
Pharmaceuticals ...................................................     12.6
Oil & Gas .........................................................     11.0
Diversified Telecommunication Services ............................      6.8
Wireless Telecommunication Services ...............................      5.8

* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                     Percent of
Geographic Allocation                                                Net Assets+
United Kingdom ....................................................     31.4%
France ............................................................     24.4
Switzerland .......................................................     13.4
Germany ...........................................................      9.2
Italy .............................................................      7.5
Finland ...........................................................      3.2
Spain .............................................................      3.2
Netherlands .......................................................      2.7
Denmark ...........................................................      1.1
Sweden ............................................................      0.9
United States .....................................................      0.5
Belgium ...........................................................      0.1

+     Total may not equal 100%.

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

DEAR SHAREHOLDER

Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.

Fiscal Year in Review

For the 12-month period ended May 31, 2003, Merrill Lynch Pan-European Growth Fund's Class A, Class B, Class C and Class I Shares had total returns of -5.98%, -6.69%, -6.81% and -5.83%, respectively. This compares to a total return of -9.39% for the unmanaged benchmark Morgan Stanley Capital International (MSCI) Europe Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

During the 12-month period ended May 31, 2003, absolute returns continued to be negative, with equity markets falling because of slowing economic growth and the unwinding of the late 1990s equity market bubble. However, as a growth stock-orientated fund, performance benefited from the trend reversal of investors favoring growth stocks, following a lengthy period when value stocks outperformed.

The Portfolio's sector allocation throughout the year ended May 31, 2003 detracted slightly from performance. While our underweighting of the poorly performing insurance, materials and capital goods sectors was a clear positive, we were hurt by our overweight stance in commercial services and supplies stocks, which also disappointed.

During the 12-month period ended May 31, 2003, however, the Fund's performance compared to the MSCI Europe Index was boosted by successful stock selection. We benefited partly from our ability to avoid the majority of European stocks that fell sharply during the period. One example is our decision not to hold shares in German insurance group Allianz, whose shares fell by more than 60% during the period, following disastrous losses at its Dresdner Bank Corporation subsidiary and concerns over the group's equity market exposure. Other stocks we successfully avoided were Deutsche Bank, whose extensive investment banking operations proved a drag at times during falling equity markets. We also had no exposure to car maker DaimlerChrysler AG (down 33%), whose profitability suffered from the ongoing price war in the U.S. automobile market, and benefited by not having any investments in retailer Ahold, which fell 65% on reports of accounting irregularities at its U.S. food services subsidiary.

The Fund's performance during the period also benefited from the stocks that we selected for the Portfolio. Our significant overweight position in Italian banking group Banca Intesa SpA, whose share price rallied on much improved operating performance, proved to be a positive holding. Our large positions in mobile phone operators Orange SA (up 70%) and Vodafone Group PLC (up 46%) both created value. We also saw pleasing returns from some of our mid cap investments, such as beverages group Pernod Ricard (up 42%), sportswear maker Adidas-Salomon AG (up 9%) and tobacco group Altadis (up 35%).

However, during the 12-month period ended May 31, 2003, there were also a number of disappointments from some of our holdings. Our investments in medium-sized business service companies, such as guarding group Securitas AB (down 45%), staffing agency Adecco SA (down 43%) and cleaning contractor ISS A/S (down 33%) were all marked down heavily. A residual investment in German financial services broker Marschollek, Lautenschlaeger und Partner AG, which we exited during the period, was also a drag on performance with a 70% decline.

Economic Review

Economic data remained mostly weak during the 12-month period ended May 31, 2003. The after effects of the September 11, 2001 atrocities, the military conflict with Iraq and, more recently, the outbreak of the SARS virus, all served to depress economic growth across the developed world. Central banks globally reacted to the weakness in activity by reducing short-term interest rates. Long-term interest rates also declined as fears of a deflationary spiral mounted.

Activity was particularly weak in Europe where economic growth effectively came to a halt during the period. The three largest countries (Germany, France and Italy) all struggled to contain their rising public sector deficits. The situation in the United Kingdom, which represents more than 35% of the MSCI Europe Index, was comparably favorable, owing largely to a significant expansion in public expenditure. Throughout the period, the euro strengthened significantly compared to most other leading currencies, reaching a four-year high against the U.S. dollar in May 2003. As a result, inflation rates across most of Europe were on a gentle downward trend, paving the way for further reductions in European interest rates.

Market Review

European equity markets generated negative returns for the third year running. Punctuated by a short-lived bear market rally in October 2002, markets remained on a downward trend until March 2003. Following the swifter-than-expected military campaign in Iraq, stocks then rallied for the remainder of the period. Still, returns from European equities, as measured by the MSCI Europe Index, were -9.39% for the six-month period ended May 31, 2003, and even those numbers were supported by the strong appreciation of the euro against the U.S. dollar as the year progressed.

Unsurprisingly, companies whose profitability is directly linked to the ups and downs of equity markets were among the hardest hit (insurance, down 33%; diversified financials, down 25%). Cyclical sectors suffered from the worsening macroeconomic outlook (commercial services & supplies, down 37%; automobiles, down 25%; and capital goods, down 22%). By far, the best-performing sector was telecommunication services (up 23%), which benefited from convincing progress in terms of debt reduction and the sale of non-core assets. Elsewhere, it was mainly the more defensive segments of the market (household & personal products, utilities, health care equipment & services) that avoided double-digit declines during the period.

Market Outlook

The swift resolution of the Iraq crisis removed much of the uncertainty that contributed to investors' declining risk appetite. However, the macroeconomic backdrop remains challenging with only low gross domestic product growth in prospect for 2003. The relentless rise of the euro compared to the U.S. dollar, yen and sterling is having a negative impact on the competitiveness and profitability of many European firms.

On a more positive note, inflation is on a clear downward trend in Europe, and we believe there are indications that the European Central Bank is prepared to continue to cut interest rates further in the coming months.

Against this uncertain backdrop, our investment focus remains on what we believe are well-managed companies with proven business models and robust finances. Tactically, we are also looking at companies where investors' current risk aversion has led to a significant mispricing of their equity.

Over the longer term, we expect the recovery in the global economy to feed through to stronger equity markets and as such, we believe that we have positioned the Portfolio accordingly, with a bias toward growth sectors. The Portfolio remains fully invested, and currently the largest relative overweight positions are in cyclical growth sectors such as software and services, telecommunication services, commercial services and supplies, hotels, restaurants and leisure, and media. The Portfolio is underweight in capital intensive sectors such as materials, utilities, capital goods and transportation, which, in our view, offer unfavorable prospects in terms of return on equity.

In Conclusion

We thank you for your investment in Merrill Lynch Pan-European Growth Fund, and we look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Samuel Joab

Samuel Joab
Portfolio Manager
June 20, 2003

================================================================================
We are pleased to announce that Samuel Joab has been named Portfolio Manager of Merrill Lynch Pan-European Growth Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Joab joined Merrill Lynch Investment Managers in 1992, specializing in the management of Pan-European equity portfolios.
================================================================================


                                     2 & 3

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

PERFORMANCE DATA

About Fund
Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                      6-Month           12-Month     Since Inception
As of May 31, 2003                                  Total Return      Total Return    Total Return
====================================================================================================
ML Pan-European Growth Fund Class A Shares*             +7.68%          - 5.98%         - 20.97%
----------------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class B Shares*             +7.26           - 6.69          - 23.73
----------------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class C Shares*             +7.11           - 6.81          - 23.81
----------------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class I Shares*             +7.79           - 5.83          - 20.09
----------------------------------------------------------------------------------------------------
MSCI Europe Index**                                     +5.73           - 9.39          - 16.29
----------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged market-capitalization Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

Class A and
Class B Shares

Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the MSCI Europe Index. Beginning and ending values are:

                                    10/30/98**       5/99              5/00             5/01              5/02             5/03
ML Pan-European Growth
Fund+--Class A Shares*              $9,475           $9,759            $11,193          $8,965            $7,964           $7,488
ML Pan-European Growth
Fund+--Class B Shares*              $10,000          $10,250           $11,671          $9,278            $8,174           $7,477
ML Pan-European Growth
Fund+--Class C Shares*              $10,000          $10,250           $11,666          $9,268            $8,176           $7,619
ML Pan-European Growth
Fund+--Class I Shares*              $9,475           $9,769            $11,233          $9,017            $8,040           $7,571
MSCI Europe Index++                 $10,000          $10,570           $12,112          $10,042           $9,239           $8,371

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master Pan-European Growth Portfolio of Merrill Lynch Master Trust. The Portfolio invests primarily in stocks of companies located in European countries that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

      Past performance is not predictive of future results.

Class A and
Class B Shares

Average Annual
Total Return

                                                % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/03                               - 5.98%        - 10.91%
--------------------------------------------------------------------------------
Inception (10/30/98) through 5/31/03                 - 5.00         -  6.12
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                       % Return       % Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/03                                  - 6.69%      - 10.42%
--------------------------------------------------------------------------------
Inception (10/30/98) through 5/31/03                    - 5.74       -  6.15
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

PERFORMANCE DATA (concluded)

Class C and
Class I Shares

Average Annual
Total Return

                                                    % Return        % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/03                              - 6.81%          - 7.74%
--------------------------------------------------------------------------------
Inception (10/30/98) through 5/31/03                - 5.76           - 5.76
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/03                             - 5.83%          - 10.78%
--------------------------------------------------------------------------------
Inception (10/30/98) through 5/31/03               - 4.78           -  5.89
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
PAN-EUROPEAN
GROWTH FUND             As of May 31, 2003
===================================================================================================================================
Assets:                 Investment in Mercury Master Pan-European Growth Portfolio, at value
                        (identified cost--$97,098,566) .............................................                  $ 108,452,363
                        Prepaid registration fees ..................................................                        133,471
                                                                                                                      -------------
                        Total assets ...............................................................                    108,585,834
                                                                                                                      -------------
===================================================================================================================================
Liabilities:            Payables:
                          Distributor ..............................................................  $      72,977
                          Administrator ............................................................         20,149
                          Other affiliates .........................................................         47,350         140,476
                                                                                                      -------------
                        Accrued expenses ...........................................................                          4,444
                                                                                                                      -------------
                        Total liabilities ..........................................................                        144,920
                                                                                                                      -------------
===================================================================================================================================
Net Assets:             Net assets .................................................................                  $ 108,440,914
                                                                                                                      =============
===================================================================================================================================
Net Assets              Class A Shares of Common Stock, $.0001 par value, 100,000,000
Consist of:             shares authorized ..........................................................                  $         127
                        Class B Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ..........................................................                            875
                        Class C Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ..........................................................                            307
                        Class I Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ..........................................................                            124
                        Paid-in capital in excess of par ...........................................                    175,820,166
                        Undistributed investment income--net .......................................  $       1,131
                        Accumulated realized capital losses on investments and foreign
                        currency transactions from the Portfolio--net ..............................    (78,735,613)
                        Unrealized appreciation on investments and foreign currency
                        transactions from the Portfolio--net .......................................     11,353,797
                                                                                                      -------------
                        Accumulated losses--net ....................................................                    (67,380,685)
                                                                                                                      -------------
                        Net assets .................................................................                  $ 108,440,914
                                                                                                                      =============
===================================================================================================================================
Net Asset               Class A--Based on net assets of $9,812,072 and 1,272,786 shares outstanding                   $        7.71
Value:                                                                                                                =============
                        Class B--Based on net assets of $65,879,580 and 8,750,931 shares outstanding                  $        7.53
                                                                                                                      =============
                        Class C--Based on net assets of $23,113,202 and 3,067,462 shares outstanding                  $        7.53
                                                                                                                      =============
                        Class I--Based on net assets of $9,636,060 and 1,243,089 shares outstanding                   $        7.75
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.


                                     6 & 7

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

STATEMENT OF OPERATIONS

MERRILL LYNCH
PAN-EUROPEAN
GROWTH FUND             For the Year Ended May 31, 2003
===================================================================================================================================
Investment Income       Net investment income allocated from the Portfolio:
From the                  Dividends (net of $368,965 foreign withholding tax) ......................                  $   2,826,651
Portfolio--Net:           Securities lending--net ..................................................                         46,628
                          Interest .................................................................                          3,495
                          Expenses .................................................................                     (1,205,785)
                                                                                                                      -------------
                        Net investment income from the Portfolio ...................................                      1,670,989
                                                                                                                      -------------
===================================================================================================================================
Expenses:               Account maintenance and distribution fees--Class B .........................  $     745,164
                        Administration fees ........................................................        303,795
                        Account maintenance and distribution fees--Class C .........................        260,389
                        Transfer agent fees--Class B ...............................................        200,525
                        Transfer agent fees--Class C ...............................................         72,917
                        Professional fees ..........................................................         63,869
                        Printing and shareholder reports ...........................................         55,909
                        Registration fees ..........................................................         52,026
                        Account maintenance fees--Class A ..........................................         27,663
                        Transfer agent fees--Class A ...............................................         25,614
                        Transfer agent fees--Class I ...............................................         22,979
                        Other ......................................................................         11,375
                                                                                                      -------------
                        Total expenses .............................................................                      1,842,225
                                                                                                                      -------------
                        Investment loss--net .......................................................                       (171,236)
                                                                                                                      -------------
===================================================================================================================================
Realized &              Realized gain (loss) from the Portfolio on:
Unrealized Gain           Investments--net .........................................................    (17,304,172)
(Loss) from the           Foreign currency transactions--net .......................................         30,322     (17,273,850)
Portfolio--Net:                                                                                       -------------
                        Change in unrealized appreciation on investments and foreign
                        currency transactions from the Portfolio--net ..............................                       (219,087)
                                                                                                                      -------------
                        Total realized and unrealized loss on investments and foreign
                        currency transactions--net .................................................                    (17,492,937)
                                                                                                                      -------------
                        Net Decrease in Net Assets Resulting from Operations .......................                  $ (17,664,173)
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
MERRILL LYNCH                                                                                                    May 31,
PAN-EUROPEAN                                                                                          -----------------------------
GROWTH FUND              Increase (Decrease) in Net Assets:                                                2003            2002
===================================================================================================================================
Operations:              Investment loss--net ......................................................  $    (171,236)  $  (1,246,660)
                         Realized loss on investments and foreign currency transactions
                         from the Portfolio--net ...................................................    (17,273,850)    (46,890,293)
                         Change in unrealized appreciation on investments and foreign
                         currency transactions from the Portfolio--net .............................       (219,087)     12,039,508
                                                                                                      -------------   -------------
                         Net decrease in net assets resulting from operations ......................    (17,664,173)    (36,097,445)
                                                                                                      -------------   -------------
===================================================================================================================================
Capital Share            Net decrease in net assets derived from capital share transactions ........    (52,171,327)   (106,592,115)
Transactions:                                                                                         -------------   -------------
===================================================================================================================================
Net Assets:              Total decrease in net assets ..............................................    (69,835,500)   (142,689,560)
                         Beginning of year .........................................................    178,276,414     320,965,974
                                                                                                      -------------   -------------
                         End of year* ..............................................................  $ 108,440,914   $ 178,276,414
                                                                                                      =============   =============
===================================================================================================================================
                        *Undistributed (accumulated) investment income (loss)--net .................  $       1,131   $    (139,005)
                                                                                                      =============   =============
===================================================================================================================================

      See Notes to Financial Statements.


                                     8 & 9

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

FINANCIAL HIGHLIGHTS

                                                                                                   Class A@@
                                                                           -------------------------------------------------------
                                                                                                                           For the
                   The following per share data and ratios have been                                                       Period
                   derived from information provided in the financial                         For the                    October 30,
MERRILL LYNCH      statements.                                                           Year Ended May 31,               1998+ to
PAN-EUROPEAN                                                               -------------------------------------------     May 31,
GROWTH FUND        Increase (Decrease) in Net Asset Value:                   2003      2002         2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................  $  8.20   $   9.23     $  11.63    $  10.30    $  10.00
Operating                                                                  -------   --------     --------    --------    --------
Performance:       Investment income--net ...............................      .03++       --***++     .01++       .01++       .07
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net      (.52)     (1.03)       (2.31)       1.51         .23
                                                                           -------   --------     --------    --------    --------
                   Total from investment operations .....................     (.49)     (1.03)       (2.30)       1.52         .30
                                                                           -------   --------     --------    --------    --------
                   Less dividends and distributions:
                     In excess of investment income--net ................       --         --           --        (.08)         --
                     Realized gain on investments from the Portfolio--net       --         --           --        (.11)         --
                     In excess of realized gain on investments from the
                     Portfolio--net .....................................       --         --         (.10)         --          --
                                                                           -------   --------     --------    --------    --------
                   Total dividends and distributions ....................       --         --         (.10)       (.19)         --
                                                                           -------   --------     --------    --------    --------
                   Net asset value, end of period .......................  $  7.71   $   8.20     $   9.23    $  11.63    $  10.30
                                                                           =======   ========     ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................    (5.98%)   (11.16%)     (19.90%)     14.69%       3.00%@
Return:**                                                                  =======   ========     ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses+++ ..........................................     1.87%      1.66%        1.54%       1.49%       1.66%*
Net Assets:                                                                =======   ========     ========    ========    ========
                   Investment income--net ...............................      .42%       .05%         .12%        .08%       1.05%*
                                                                           =======   ========     ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............  $ 9,812   $ 16,689     $ 33,425    $ 60,497    $ 83,316
Data:                                                                      =======   ========     ========    ========    ========
                   Portfolio turnover of Mercury Master Pan-European
                   Growth Portfolio .....................................    70.00%     33.45%       42.67%      55.61%      18.95%
                                                                           =======   ========     ========    ========    ========
==================================================================================================================================

                                                                                                    Class B
                                                                           -------------------------------------------------------
                                                                                                                           For the
                   The following per share data and ratios have been                                                       Period
                   derived from information provided in the financial                           For the                  October 30,
                   statements.                                                             Year Ended May 31,             1998+ to
                                                                           -------------------------------------------     May 31,
                   Increase (Decrease) in Net Asset Value:                   2003       2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................  $  8.07    $   9.16    $  11.53    $  10.25    $  10.00
Operating                                                                  -------    --------    --------    --------    --------
Performance:       Investment income (loss)--net ........................     (.02)++     (.06)++     (.07)++     (.08)++      .02
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net      (.52)      (1.03)      (2.29)       1.50         .23
                                                                           -------    --------    --------    --------    --------
                   Total from investment operations .....................     (.54)      (1.09)      (2.36)       1.42         .25
                                                                           -------    --------    --------    --------    --------
                   Less dividends and distributions:
                     In excess of investment income--net ................       --          --          --        (.03)         --
                     Realized gain on investments from the Portfolio--net       --          --          --        (.11)         --
                     In excess of realized gain on investments from the
                     Portfolio--net .....................................       --          --        (.01)         --          --
                                                                           -------    --------    --------    --------    --------
                   Total dividends and distributions ....................       --          --        (.01)       (.14)         --
                                                                           -------    --------    --------    --------    --------
                   Net asset value, end of period .......................  $  7.53    $   8.07    $   9.16    $  11.53    $  10.25
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................    (6.69%)    (11.90%)    (20.50%)     13.87%       2.50%@
Return:**                                                                  =======    ========    ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses+++ ..........................................     2.66%       2.44%       2.31%       2.26%       2.43%*
Net Assets:                                                                =======    ========    ========    ========    ========
                   Investment income (loss)--net ........................     (.29%)      (.68%)      (.63%)      (.69%)       .36%*
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............  $65,880    $109,737    $185,558    $288,124    $286,612
Data:                                                                      =======    ========    ========    ========    ========
                   Portfolio turnover of Mercury Master Pan-European
                   Growth Portfolio .....................................    70.00%      33.45%      42.67%      55.61%      18.95%
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================

                                                                                                    Class C
                                                                           -------------------------------------------------------
                                                                                                                           For the
                   The following per share data and ratios have been                                                       Period
                   derived from information provided in the financial                           For the                  October 30,
                   statements.                                                             Year Ended May 31,             1998+ to
                                                                           -------------------------------------------     May 31,
                   Increase (Decrease) in Net Asset Value:                   2003       2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................  $  8.08    $   9.16    $  11.53    $  10.25    $  10.00
Operating                                                                  -------    --------    --------    --------    --------
Performance:       Investment income (loss)--net ........................     (.02)++     (.06)++     (.07)++     (.08)++      .02
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net      (.53)      (1.02)      (2.30)       1.50         .23
                                                                           -------    --------    --------    --------    --------
                   Total from investment operations .....................     (.55)      (1.08)      (2.37)       1.42         .25
                                                                           -------    --------    --------    --------    --------
                   Less dividends and distributions:
                     In excess of investment income--net ................       --          --          --        (.03)         --
                     Realized gain on investments from the Portfolio--net       --          --          --        (.11)         --
                                                                           -------    --------    --------    --------    --------
                   Total dividends and distributions ....................       --          --          --        (.14)         --
                                                                           -------    --------    --------    --------    --------
                   Net asset value, end of period .......................  $  7.53    $   8.08    $   9.16    $  11.53    $  10.25
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................    (6.81%)    (11.79%)    (20.56%)     13.82%       2.50%@
Return:**                                                                  =======    ========    ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses+++ ..........................................     2.67%       2.44%       2.31%       2.26%       2.43%*
Net Assets:                                                                =======    ========    ========    ========    ========
                   Investment income (loss)--net ........................     (.31%)      (.72%)      (.64%)      (.70%)       .35%*
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............  $23,113    $ 38,263    $ 77,601    $127,779    $142,727
Data:                                                                      =======    ========    ========    ========    ========
                   Portfolio turnover of Mercury Master Pan-European
                   Growth Portfolio .....................................    70.00%      33.45%      42.67%      55.61%      18.95%
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Amount is less than $.01 per share.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


                                    10 & 11

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                  Class I@@
                                                                           -------------------------------------------------------
                                                                                                                          For the
                   The following per share data and ratios have been                                                      Period
                   derived from information provided in the financial                       For the                     October 30,
MERRILL LYNCH      statements.                                                         Year Ended May 31,                1998+ to
PAN-EUROPEAN                                                               -------------------------------------------    May 31,
GROWTH FUND        Increase (Decrease) in Net Asset Value:                   2003       2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................  $  8.23    $   9.23    $  11.65    $  10.31    $  10.00
Operating                                                                  -------    --------    --------    --------    --------
Performance:       Investment income--net ...............................      .06++       .03++       .04++       .04++       .08
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net      (.54)      (1.03)      (2.32)       1.51         .23
                                                                           -------    --------    --------    --------    --------
                   Total from investment operations .....................     (.48)      (1.00)      (2.28)       1.55         .31
                                                                           -------    --------    --------    --------    --------
                   Less dividends and distributions:
                     In excess of investment income--net ................       --          --          --        (.10)         --
                     Realized gain on investments from the Portfolio--net       --          --          --        (.11)         --
                     In excess of realized gain on investments from the
                     Portfolio--net .....................................       --          --        (.14)         --          --
                                                                           -------    --------    --------    --------    --------
                   Total dividends and distributions ....................       --          --        (.14)       (.21)         --
                                                                           -------    --------    --------    --------    --------
                   Net asset value, end of period .......................  $  7.75    $   8.23    $   9.23    $  11.65    $  10.31
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................    (5.83%)    (10.83%)    (19.73%)     14.99%       3.10%@
Return:**                                                                  =======    ========    ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses+++ ..........................................     1.63%       1.41%       1.29%       1.24%       1.41%*
Net Assets:                                                                =======    ========    ========    ========    ========
                   Investment income--net ...............................      .81%        .34%        .37%        .36%       1.42%*
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............  $ 9,636    $ 13,587    $ 24,382    $ 39,657    $ 39,781
Data:                                                                      =======    ========    ========    ========    ========
                   Portfolio turnover of Mercury Master Pan-European
                   Growth Portfolio .....................................    70.00%      33.45%      42.67%      55.61%      18.95%
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
PAN-EUROPEAN
GROWTH FUND

1. Significant Accounting Policies:

Merrill Lynch Pan-European Growth Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Pan-European Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at May 31, 2003 was 100%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $30,322 have been reclassified between accumulated net realized capital loss and undistributed net investment income and $281,044 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


                                    12 & 13

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
PAN-EUROPEAN
GROWTH FUND

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................               .25%             --
Class B ................................               .25%            .75%
Class C ................................               .25%            .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2003, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ................................                $ 33               $948
--------------------------------------------------------------------------------

For the year ended May 31, 2003, MLPF&S received contingent deferred sales charges of $579,711 and $228 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $52,171,327 and $106,592,115 for the years ended May 31, 2003 and May 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2003+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            521,478        $  3,659,061
Automatic conversion of shares .........                 11                  76
                                               ------------        ------------
Total issued ...........................            521,489           3,659,137
Shares redeemed ........................         (1,283,825)         (8,892,468)
                                               ------------        ------------
Net decrease ...........................           (762,336)       $ (5,233,331)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2002+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,090,200        $ 42,644,551
Automatic conversion of shares .........              6,458              53,472
                                               ------------        ------------
Total issued ...........................          5,096,658          42,698,023
Shares redeemed ........................         (6,683,524)        (56,318,181)
                                               ------------        ------------
Net decrease ...........................         (1,586,866)       $(13,620,158)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             87,908        $    601,352
Shares redeemed ........................         (4,932,928)        (33,393,990)
Automatic conversion of shares .........                (11)                (76)
                                               ------------        ------------
Net decrease ...........................         (4,845,031)       $(32,792,714)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2002                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            221,199        $  1,802,247
Shares redeemed ........................         (6,886,690)        (56,008,656)
Automatic conversion of shares .........             (6,561)            (53,472)
                                               ------------        ------------
Net decrease ...........................         (6,672,052)       $(54,259,881)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             24,638        $    169,660
Shares redeemed ........................         (1,693,198)        (11,444,558)
                                               ------------        ------------
Net decrease ...........................         (1,668,560)       $(11,274,898)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2002                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,287,038        $ 10,663,815
Shares redeemed ........................         (5,018,423)        (41,229,821)
                                               ------------        ------------
Net decrease ...........................         (3,731,385)       $(30,566,006)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2003+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            259,272        $  1,797,008
Shares redeemed ........................           (668,077)         (4,667,392)
                                               ------------        ------------
Net decrease ...........................           (408,805)       $ (2,870,384)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2002+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            279,311        $  2,252,514
Shares redeemed ........................         (1,267,827)        (10,398,584)
                                               ------------        ------------
Net decrease ...........................           (988,516)       $ (8,146,070)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

4. Distributions to Shareholders:

As of May 31, 2003, the components of net accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $         --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................         (71,907,547)*
Unrealized gains--net ...................................           4,526,862**
                                                                 ------------
Total accumulated losses--net ...........................        $(67,380,685)
                                                                 ============
-----------------------------------------------------------------------------
* On May 31, 2003, the Fund had a net capital loss carryforward of $71,907,547, of which $2,492,476 expires in 2009, $32,346,961 expires in
      2010 and $37,068,110 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.

                                    14 & 15

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Merrill Lynch Pan-European Growth Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Pan-European Growth Fund as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Pan-European Growth Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 8, 2003

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                      Mercury Master Pan-European Growth Portfolio
                      --------------------------------------------------------------------------------------------------------------
                                               Shares                                                                     Percent of
INDUSTRY*             Countries                 Held                    Common Stocks                             Value   Net Assets
===================================================================================================================================
Automobiles           Germany                  27,941   Bayerische Motoren Werke (BMW) AG                      $   965,180      0.9%
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Automobiles (Cost--$806,650)        965,180      0.9
====================================================================================================================================
Beverages             France                   15,875   Pernod Ricard                                            1,579,598      1.5
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom           52,046   Diageo PLC                                                 558,516      0.5
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Beverages (Cost--$1,715,915)      2,138,114      2.0
====================================================================================================================================
Capital Markets       Germany                  14,720   Deutsche Bank AG (Registered Shares)                       862,184      0.8
                      --------------------------------------------------------------------------------------------------------------
                      Switzerland              72,185   Credit Suisse Group                                      1,950,871      1.8
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Capital Markets
                                                        (Cost--$2,651,371)                                       2,813,055      2.6
====================================================================================================================================
Commercial Banks      France                   40,814   BNP Paribas SA                                           2,020,942      1.9
                                               14,785   Societe Generale 'A'                                       907,725      0.8
                                                                                                               -----------    -----
                                                                                                                 2,928,667      2.7
                      --------------------------------------------------------------------------------------------------------------
                      Italy                   797,000   Banca Intesa SpA                                         1,696,678      1.6
                                              104,721   Banco Popolare di Verona e Novara Scrl                   1,569,155      1.4
                                              404,596   Intesa BCI SpA                                           1,294,354      1.2
                                              250,000   Unicredito Italiano SpA                                  1,143,805      1.0
                                                                                                               -----------    -----
                                                                                                                 5,703,992      5.2
                      --------------------------------------------------------------------------------------------------------------
                      Spain                    73,485   Banco Bilbao Vizcaya, SA                                   726,007      0.7
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom          229,185   Barclays PLC                                             1,614,587      1.5
                                              321,787   HSBC Holdings PLC                                        3,801,111      3.5
                                              145,900   Royal Bank of Scotland Group PLC                         3,788,710      3.5
                                                                                                               -----------    -----
                                                                                                                 9,204,408      8.5
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Commercial Banks
                                                        (Cost--$15,115,561)                                     18,563,074     17.1
====================================================================================================================================
Commercial            Denmark                  23,022   Group 4 Falck A/S                                          393,878      0.4
Services & Supplies                            10,350   ISS A/S                                                    355,791      0.3
                                                                                                               -----------    -----
                                                                                                                   749,669      0.7
                      --------------------------------------------------------------------------------------------------------------
                      Netherlands             114,223   Vedior NV 'A'                                              935,030      0.9
                      --------------------------------------------------------------------------------------------------------------
                      Switzerland              32,084   Adecco SA (Registered Shares)                            1,198,423      1.1
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom          224,766   Serco Group PLC                                            644,430      0.6
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Commercial Services &
                                                        Supplies (Cost--$3,158,375)                              3,527,552      3.3
====================================================================================================================================


                                    16 & 17

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                      Mercury Master Pan-European Growth Portfolio (continued)
                      --------------------------------------------------------------------------------------------------------------
                                              Shares                                                                      Percent of
INDUSTRY*             Countries                Held                     Common Stocks                             Value   Net Assets
====================================================================================================================================
Communications        Finland                 191,368   Nokia Oyj (Series A)                                   $ 3,443,684      3.2%
Equipment             --------------------------------------------------------------------------------------------------------------
                      Sweden                  951,710  +Telefonaktiebolaget LM Ericsson AB 'B'                     980,115      0.9
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Communications Equipment
                                                        (Cost--$3,205,789)                                       4,423,799      4.1
====================================================================================================================================
Diversified           Netherlands              94,865   ING Groep NV                                             1,528,583      1.4
Financial Services    --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Diversified Financial
                                                        Services (Cost--$1,291,739)                              1,528,583      1.4
====================================================================================================================================
Diversified           France                   62,240   France Telecom SA                                        1,538,007      1.4
Telecommunication     --------------------------------------------------------------------------------------------------------------
Services              Germany                  93,283  +Deutsche Telekom AG (Registered Shares)                  1,396,669      1.3
                      --------------------------------------------------------------------------------------------------------------
                      Italy                   136,088   Telecom Italia SpA                                       1,258,070      1.2
                                              137,421   Telecom Italia SpA (Registered Shares)                     767,731      0.7
                                                                                                               -----------    -----
                                                                                                                 2,025,801      1.9
                      --------------------------------------------------------------------------------------------------------------
                      Spain                   121,504   Telefonica SA                                            1,364,761      1.3
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom          595,625   Cable & Wireless PLC                                     1,000,239      0.9
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Diversified
                                                        Telecommunication Services (Cost--$6,264,759)            7,325,477      6.8
====================================================================================================================================
Electric Utilities    Germany                  27,109   E.On AG                                                  1,396,211      1.3
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Electric Utilities
                                                        (Cost--$1,362,745)                                       1,396,211      1.3
====================================================================================================================================
Food & Staples        France                   49,359   Carrefour SA                                             2,210,099      2.0
Retailing             --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Food & Staples Retailing
                                                        (Cost--$2,024,259)                                       2,210,099      2.0
====================================================================================================================================
Food Products         Switzerland              10,781   Nestle SA (Registered Shares)                            2,259,751      2.1
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom          196,000   Unilever PLC                                             1,746,875      1.6
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Food Products
                                                        (Cost--$3,926,973)                                       4,006,626      3.7
====================================================================================================================================
Health Care           France                   31,495   Essilor International SA                                 1,281,682      1.2
Equipment &           --------------------------------------------------------------------------------------------------------------
Supplies                                                Total Common Stocks in Health Care Equipment &
                                                        Supplies (Cost--$973,525)                                1,281,682      1.2
====================================================================================================================================
Hotels,               France                   54,345   Accor SA                                                 2,042,814      1.9
Restaurants &         --------------------------------------------------------------------------------------------------------------
Leisure               Switzerland               3,992   Kuoni Reisen Holding AG                                  1,011,448      0.9
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom          123,557   Compass Group PLC                                          676,115      0.6
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Hotels, Restaurants & Leisure
                                                        (Cost--$3,593,568)                                       3,730,377      3.4
====================================================================================================================================
IT Services           France                  317,618   Altran Technologies SA                                   2,260,076      2.1
                                               22,121   Cap Gemini SA                                              768,300      0.7
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in IT Services (Cost--$3,010,655)    3,028,376      2.8
====================================================================================================================================
Industrial            Germany                  26,862   Siemens AG                                               1,273,227      1.2
Conglomerates         --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Industrial Conglomerates
                                                        (Cost--$1,290,920)                                       1,273,227      1.2
====================================================================================================================================
Insurance             France                  105,000   Axa                                                      1,573,335      1.4
                      --------------------------------------------------------------------------------------------------------------
                      Germany                   7,736   Muenchener Rueckversicherungs-Gesellschaft AG
                                                        (Registered Shares)                                        834,623      0.8
                      --------------------------------------------------------------------------------------------------------------
                      Italy                    52,077   Alleanza Assicurazioni                                     529,815      0.5
                      --------------------------------------------------------------------------------------------------------------
                      Netherlands              52,000   Aegon NV                                                   491,113      0.4
                      --------------------------------------------------------------------------------------------------------------
                      Switzerland              22,000   Swiss Re (Registered Shares)                             1,413,797      1.3
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Insurance (Cost--$5,749,420)      4,842,683      4.4
====================================================================================================================================
Internet              Germany                  61,950  +T-Online International AG                                  579,257      0.5
Software & Services   --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Internet Software & Services
                                                        (Cost--$520,014)                                           579,257      0.5
====================================================================================================================================
Media                 France                   15,084   Lagardere S.C.A.                                           621,646      0.6
                                               53,505   Publicis SA                                              1,400,190      1.3
                                               97,677   Vivendi Universal SA                                     1,792,171      1.6
                                                                                                               -----------    -----
                                                                                                                 3,814,007      3.5
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom           65,315   WPP Group PLC                                              524,343      0.5
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Media (Cost--$3,663,651)          4,338,350      4.0
====================================================================================================================================
Metals & Mining       Spain                    13,178   Acerinox SA                                                499,077      0.5
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Metals & Mining
                                                        (Cost--$496,123)                                           499,077      0.5
====================================================================================================================================
Multiline Retail      France                    5,429   Pinault-Printemps-Redoute SA                               450,484      0.4
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom          173,057   Marks & Spence Group PLC                                   810,890      0.7
                                                        Total Common Stocks in Multiline Retail
                                                        (Cost--$1,132,719)                                       1,261,374      1.1
====================================================================================================================================
Oil & Gas             France                   22,940   TotalFinaElf SA                                          3,359,118      3.1
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom          243,100   BG Group PLC                                             1,078,351      1.0
                                              487,419   BP Amoco PLC                                             3,337,994      3.1
                                              625,629   Shell Transport & Trading Company                        4,110,248      3.8
                                                                                                               -----------    -----
                                                                                                                 8,526,593      7.9
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Oil & Gas (Cost--$10,021,979)    11,885,711     11.0
====================================================================================================================================
Pharmaceuticals       Denmark                  11,595   Novo Nordisk A/S 'B'                                       405,018      0.4
                      --------------------------------------------------------------------------------------------------------------
                      France                   15,485   Aventis SA                                                 808,279      0.7
                      Germany                  13,449   Schering AG                                                707,857      0.7
                      Switzerland              83,999   Novartis AG (Registered Shares)                          3,292,371      3.0
                                               44,970   Roche Holding AG                                         3,428,555      3.2
                                                                                                               -----------    -----
                                                                                                                 6,720,926      6.2
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom           30,409   AstraZeneca Group PLC                                    1,232,064      1.1
                                              192,892   GlaxoSmithKline PLC                                      3,808,098      3.5
                                                                                                               -----------    -----
                                                                                                                 5,040,162      4.6
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Pharmaceuticals
                                                        (Cost--$13,815,588)                                     13,682,242     12.6
====================================================================================================================================


                                    18 & 19

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                      Mercury Master Pan-European Growth Portfolio (concluded)
                      --------------------------------------------------------------------------------------------------------------
                                         Shares Held/                                                                     Percent of
INDUSTRY*             Countries   Beneficial Interest                   Common Stocks                             Value   Net Assets
====================================================================================================================================
Software              Germany                  16,491   SAP AG (Systeme, Anwendungen, Produkte in der
                                                        Datenverarbeitung)                                     $ 1,851,337      1.7%
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom        2,115,431   Innovation Group PLC                                       389,905      0.4
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Software
                                                        (Cost--$2,549,213)                                       2,241,242      2.1
====================================================================================================================================
Textiles, Apparel &   France                   14,688   LVMH (Louis Vuitton Moet Hennessy)                         753,548      0.7
Luxury Goods          --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Textiles, Apparel & Luxury
                                                        Goods (Cost--$638,198)                                     753,548      0.7
====================================================================================================================================
Tobacco               Spain                    26,556   Altadis                                                    753,985      0.7
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Tobacco
                                                        (Cost--$498,180)                                           753,985      0.7
====================================================================================================================================
Wireless              Belgium                   4,110  +Mobistar SA                                                163,872      0.1
Telecommunication     --------------------------------------------------------------------------------------------------------------
Services              France                  122,163  +Orange SA                                                1,156,640      1.1
                      --------------------------------------------------------------------------------------------------------------
                      United Kingdom        2,296,739   Vodafone Group PLC                                       4,985,794      4.6
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks in Wireless Telecommunication
                                                        Services (Cost--$4,952,085)                              6,306,306      5.8
====================================================================================================================================
                                                                     Short-Term Securities
====================================================================================================================================
                                           $  513,426   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                        Series I (b)                                               513,426      0.5
                                           $3,069,593   Merrill Lynch Liquidity Series, LLC Money Market
                                                        Series (a)(b)                                            3,069,593      2.8
                                            1,652,857   Merrill Lynch Premier Institutional Fund (a)(b)          1,652,857      1.5
                      --------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$5,235,876)           5,235,876      4.8
====================================================================================================================================
                      Total Investments (Cost--$99,665,850)                                                    110,591,083    102.0

                      Liabilities in Excess of Other Assets                                                     (2,138,720)    (2.0)
                                                                                                              ------------    -----
                      Net Assets                                                                              $108,452,363    100.0%
                                                                                                              ============    =====
====================================================================================================================================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+     Non-income producing security.
(a)   Security was purchased with the cash proceeds from securities loans.
(b) Common Stocks in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                           Net         Interest
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                              $  513,426       $ 2,602
      Merrill Lynch Liquidity Series, LLC
      Money Market Series                              $3,069,593       $21,901
      Merrill Lynch Premier Institutional Fund          1,652,857       $24,727
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MERCURY MASTER
PAN-EUROPEAN
GROWTH PORTFOLIO     As of May 31, 2003
===================================================================================================================================
Assets:              Investments, at value (including securities loaned of $4,571,008)
                     (identified cost--$99,665,850) ..............................................                    $ 110,591,083
                     Receivables:
                       Dividends .................................................................   $   2,747,411
                       Securities sold ...........................................................         600,519
                       Securities lending--net ...................................................          15,563
                       Contributions .............................................................           8,285
                       Interest ..................................................................           1,590        3,373,368
                                                                                                     -------------
                     Prepaid expenses ............................................................                           32,617
                                                                                                                      -------------
                     Total assets ................................................................                      113,997,068
                                                                                                                      -------------
===================================================================================================================================
Liabilities:         Collateral on securities loaned, at value ...................................                        4,722,450
                     Payables:
                       Securities purchased ......................................................         468,546
                       Withdrawals ...............................................................         246,644
                       Investment adviser ........................................................          60,436
                       Other affiliates ..........................................................             356          775,982
                                                                                                     -------------
                     Accrued expenses and other liabilities ......................................                           46,273
                                                                                                                      -------------
                     Total liabilities ...........................................................                        5,544,705
                                                                                                                      -------------
===================================================================================================================================
Net Assets:          Net assets ..................................................................                    $ 108,452,363
                                                                                                                      =============
===================================================================================================================================
Net Assets           Investors' capital ..........................................................                    $  97,098,566
Consist of:          Unrealized appreciation on investments and foreign currency transactions--net                       11,353,797
                                                                                                                      -------------
                     Net assets ..................................................................                    $ 108,452,363
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.


                                    20 & 21

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

STATEMENT OF OPERATIONS

MERCURY MASTER
PAN-EUROPEAN
GROWTH PORTFOLIO     For the Year Ended May 31, 2003
===================================================================================================================================
Investment Income:   Dividends (net of $368,965 foreign withholding tax) .........................                    $   2,826,651
                     Securities lending--net .....................................................                           46,628
                     Interest ....................................................................                            3,495
                                                                                                                      -------------
                     Total income ................................................................                        2,876,774
                                                                                                                      -------------
===================================================================================================================================
Expenses:            Investment advisory fees ....................................................   $     911,503
                     Custodian fees ..............................................................         103,637
                     Accounting services .........................................................          94,598
                     Professional fees ...........................................................          57,108
                     Trustees' fees and expenses .................................................          28,376
                     Pricing fees ................................................................           3,127
                     Printing and shareholder reports ............................................           2,989
                     Other .......................................................................           4,446
                                                                                                     -------------
                     Total expenses ..............................................................                        1,205,784
                                                                                                                      -------------
                     Investment income--net ......................................................                        1,670,990
                                                                                                                      -------------
===================================================================================================================================
Realized &           Realized gain (loss) from:
Unrealized Gain        Investments--net ..........................................................     (17,304,183)
(Loss) On              Foreign currency transactions--net ........................................          30,322      (17,273,861)
Investments &                                                                                        -------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net:     Investments--net ..........................................................        (656,779)
                       Foreign currency transactions--net ........................................         437,684         (219,095)
                                                                                                     -------------    -------------
                     Total realized and unrealized loss on investments and foreign currency
                     transactions--net ...........................................................                      (17,492,956)
                                                                                                                      -------------
                     Net Decrease in Net Assets Resulting from Operations ........................                    $ (15,821,966)
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
MERCURY MASTER                                                                                                   May 31,
PAN-EUROPEAN                                                                                         ------------------------------
GROWTH PORTFOLIO     Increase (Decrease) in Net Assets:                                                   2003             2002
===================================================================================================================================
Operations:          Investment income--net ......................................................   $   1,670,990    $   1,916,217
                     Realized loss on investments and foreign currency transactions--net .........     (17,273,861)     (46,890,311)
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net ..........................................        (219,095)      12,039,515
                                                                                                     -------------    -------------
                     Net decrease in net assets resulting from operations ........................     (15,821,966)     (32,934,579)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital              Proceeds from contributions .................................................       4,986,382       57,419,141
Transactions:        Fair value of withdrawals ...................................................     (59,129,603)    (167,334,797)
                                                                                                     -------------    -------------
                     Net decrease in net assets derived from capital transactions ................     (54,143,221)    (109,915,656)
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:          Total decrease in net assets ................................................     (69,965,187)    (142,850,235)
                     Beginning of year ...........................................................     178,417,550      321,267,785
                                                                                                     -------------    -------------
                     End of year .................................................................   $ 108,452,363    $ 178,417,550
                                                                                                     =============    =============
===================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                             For the
                                                                                                             Period
                                                                                                            Oct. 30,
MERCURY MASTER       The following ratios have been derived              For the Year Ended May 31,         1998+ to
PAN-EUROPEAN         from information provided in the           -----------------------------------------    May 31,
GROWTH PORTFOLIO     financial statements                         2003       2002       2001       2000       1999
====================================================================================================================
Total Investment                                                   (4.40%)   (10.16%)       --         --         --
Return:**                                                       ========   ========   ========   ========   ========
====================================================================================================================
Ratios to Average    Expenses ...............................        .99%       .92%       .88%       .86%       .89%*
Net Assets:                                                     ========   ========   ========   ========   ========
                     Investment income--net .................       1.37%       .83%       .79%       .71%      1.88%*
                                                                ========   ========   ========   ========   ========
====================================================================================================================
Supplemental         Net assets, end of period (in thousands)   $108,452   $178,418   $321,268   $516,645   $553,197
Data:                                                           ========   ========   ========   ========   ========
                     Portfolio turnover .....................      70.00%     33.45%     42.67%     55.61%     18.95%
                                                                ========   ========   ========   ========   ========
====================================================================================================================

*     Annualized.
** Total return is required to be disclosed for the fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.

                                    22 & 23

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER
PAN-EUROPEAN
GROWTH PORTFOLIO

1. Significant Accounting Policies:

Mercury Master Pan-European Growth Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Portfolio's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Portfolio.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


                                    24 & 25

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

MERCURY MASTER
PAN-EUROPEAN
GROWTH PORTFOLIO

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended May 31, 2003, MLIM, LLC received $21,138 in securities lending agent fees.

For the year ended May 31, 2003, the Fund reimbursed FAM $3,400 for certain accounting services.

In addition, MLPF&S received $5,608 in commissions on the execution of portfolio security transactions Fund for the year ended May 31, 2003.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2003, were $85,620,779 and $138,365,194, respectively.

Net realized gains (losses) for the year ended May 31, 2003 and net unrealized gains as of May 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                               Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments ...................       $(17,304,183)       $ 10,925,233
Foreign currency transactions ...........             30,322             428,564
                                                ------------        ------------
Total ...................................       $(17,273,861)       $ 11,353,797
                                                ============        ============
--------------------------------------------------------------------------------

As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $8,699,099, of which $12,950,187 related to appreciated securities and $4,251,088 related to depreciated securities. At May 31, 2003, the aggregate cost of investments for Federal income tax purposes was $101,891,984.

4. Commitments:

At May 31, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $467,000 and $600,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2003.


                                    26 & 27

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Investors of Mercury Master Pan-European Growth Portfolio
(One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Master Pan-European Growth Portfolio as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Mercury Master Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Master Pan-European Growth Portfolio as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 8, 2003

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                                        Number of       Other Public
                                                                                                      Portfolios in    Directorships
                           Position(s)  Length                                                        Fund Complex        Held by
                               Held     of Time                                                        Overseen by       Director/
Name        Address & Age   with Fund   Served      Principal Occupation(s) During Past 5 Years      Director/Trustee     Trustee
====================================================================================================================================
        Interested Director/Trustee
====================================================================================================================================
Terry K.    P.O. Box 9011   President  1999 to    President and Chairman of Merrill Lynch Invest-        114 Funds          None
Glenn*      Princeton, NJ   and        present    ment Managers, L.P. ("MLIM")/Fund Asset             159 Portfolios
            08543-9011      Director/  and        Management, L.P. ("FAM")--Advised Funds since
            Age: 62         Trustee    1998 to    1999; Chairman (Americas Region) of MLIM from
                                       present    2000 to 2002; Executive Vice President of MLIM
                                                  and FAM (which terms as used herein include
                                                  their corporate predecessors) from 1983 to 2002;
                                                  President of FAM Distributors, Inc. ("FAMD") from
                                                  1986 to 2002 and Director thereof from 1991 to
                                                  2002; Executive Vice President and Director of
                                                  Princeton Services, Inc. ("Princeton Services")
                                                  from 1993 to 2002; President of Princeton
                                                  Administrators, L.P. from 1989 to 2002; Director of
                                                  Financial Data Services, Inc. from 1985 to 2002.
         ===========================================================================================================================
         *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
            MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the
            Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton Administrators, L.P. The
            Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
                                                                                                        Number of      Other Public
                                                                                                      Portfolios in    Directorships
                           Position(s)  Length                                                         Fund Complex       Held by
                               Held     of Time                                                         Overseen by      Director/
Name        Address & Age   with Fund   Served*     Principal Occupation(s) During Past 5 Years      Director/Trustee     Trustee
====================================================================================================================================
        Independent Directors/Trustees
====================================================================================================================================
David O.    P.O. Box 9095   Director/  1998 to    Professor of Finance and Economics at the              8 Funds           None
Beim        Princeton, NJ   Trustee    present    Columbia University Graduate School of Business     15 Portfolios
            08543-9095                            since 1991; Chairman of Outward Bound U.S.A. 1997
            Age: 62                               to 2002; Trustee of Phillips Exeter
                                                  Academy; Chairman of Wave Hill, Inc. since 1990.
====================================================================================================================================
James T.    P.O. Box 9095   Director/  1998 to    Chief Financial Officer of J.P. Morgan & Co., Inc.     8 Funds           None
Flynn       Princeton, NJ   Trustee    present    from 1990 to 1995.                                  15 Portfolios
            08543-9095
            Age: 63
====================================================================================================================================
Todd        P.O. Box 9095   Director/  2002 to    General Partner of Gibbons, Goodwin, van               8 Funds           None
Goodwin     Princeton, NJ   Trustee    present    Amerongen (investment banking firm) since 1984.     15 Portfolios
            08543-9095
            Age: 71
====================================================================================================================================


                                    28 & 29

                            Merrill Lynch Pan-European Growth Fund, May 31, 2003

OFFICERS AND DIRECTORS/TRUSTEES (concluded)

                                                                                                         Number of      Other Public
                                                                                                      Portfolios in    Directorships
                           Position(s)  Length                                                         Fund Complex       Held by
                               Held     of Time                                                         Overseen by      Director/
Name        Address & Age   with Fund   Served*     Principal Occupation(s) During Past 5 Years      Director/Trustee     Trustee
====================================================================================================================================
        Independent Directors/Trustees (concluded)
====================================================================================================================================
George W.   P.O. Box 9095   Director/  2002 to    Managing Partner of Bradley Resources Company          8 Funds       Thoratec
Holbrook    Princeton, NJ   Trustee    present    (private investment company) and associated with    15 Portfolios    Laboratories
            08543-9095                            that firm and its predecessors since 1953; Directo                   Corporation
            Age: 72                               of Thoratec Laboratories Corporation (medical
                                                  device manufacturers).
====================================================================================================================================
W. Carl     P.O. Box 9095   Director/  1998 to    Mizuho Financial Group Professor of Finance,           8 Funds          None
Kester      Princeton, NJ   Trustee    present    Senior Associate Dean and Chairman of the MBA       15 Portfolios
            08543-9095                            Program of Harvard University Graduate School of
            Age: 51                               Business Administration since 1999; Serves on the
                                                  Board of Advisors of Security Leasing Partners.
====================================================================================================================================
Karen P.    P.O. Box 9095   Director/  1998 to    President of Robards & Company since 1987, a           8 Funds       Enable
Robards     Princeton, NJ   Trustee    present    financial advisory firm providing services to       15 Portfolios    Medical
            08543-9095                            companies in the health care industry; Director of                   Corporation;
            Age: 53                               Enable Medical Corporation since 1996; Director of                   Atricure,
                                                  Atricure, Inc. since 2000; Director of ConeMuse,                     Inc.
                                                  Inc. from 1996 to 2000; Founder and President
                                                  of The Cooke Center for Learning and Develop-
                                                  ment, a non profit educational organization
                                                  since 1987.
         ===========================================================================================================================
         *  The Directors/Trustees term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
            December 31 of the year in which they turn 72.
====================================================================================================================================
                           Position(s)  Length
                               Held     of Time
Name        Address & Age   with Fund   Served*             Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
====================================================================================================================================
Donald C.   P.O. Box 9011   Vice       1998 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke       Princeton, NJ   President  present    since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011      and        and        1999; Vice President of FAMD since 1999; Director of MLIM Taxation
            Age: 42         Treasurer  1999 to    since 1990.
                                       present
====================================================================================================================================
Robert C.   P.O. Box 9011   Senior     2002 to    President of MLIM and member of the Executive Management Committee
Doll, Jr.   Princeton, NJ   Vice       present    of ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
            08543-9011      President             Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
            Age: 48                               at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                                  Inc. from 1991 to 1999.
====================================================================================================================================
Phillip S.  P.O. Box 9011   Secretary  2003 to    First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
Gillespie   Princeton, NJ              present    President from 1999 to 2000 and Attorney associated with MLIM since 1998;
            08543-9011                            Assistant General Counsel of Chancellor LGT Asset Management, Inc.
            Age: 39                               from 1997 to 1998.
         ===========================================================================================================================
         *  Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

                                    30 & 31

[LOGO] Merrill Lynch Investment Managers

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Pan-European Growth Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #MLPAN--5/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc.


        By: /s/ Terry K. Glenn
            ------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc.

        Date: July 23, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc.

        Date: July 23, 2003


        By: /s/ Donald C. Burke
            -------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc.

        Date: July 23, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.